Exhibit 10.1

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of July 19, 2016 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is between WALKER INNOVATION INC., a Delaware corporation (the “Pledgor”), in favor of WALKER DIGITAL, LLC, a Delaware limited liability company (the “Secured Party”).

WHEREAS, on the date hereof, the Secured Party has made and may make loans to the Pledgor in an aggregate unpaid principal amount not exceeding One Million Five Hundred Thousand Dollars ($1,500,000.00) (the “Loans”), evidenced by that certain Revolving Promissory Note of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Note”) made by the Pledgor and payable to the order of the Secured Party. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note;

WHEREAS, this Agreement is given by the Pledgor in favor of the Secured Party to secure the payment and performance of all of the Secured Obligations; and

WHEREAS, it is a condition to the obligations of the Lender to make the Loans under the Note that the Pledgor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Definitions.

(a)                Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

(b)               Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c)                For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

“Event of Default” has the meaning set forth in the Note.

“JSW” means Jay S. Walker.

“Issuer” means Upside Commerce Group, LLC (f/k/a Flexible Travel Company, LLC), a Delaware limited liability company.

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“Pledged Warrant Shares” means shares of stock described in Schedule 1 hereto that are subject to the right to purchase by the Pledgor in accordance with the Warrant Agreement and the certificates, instruments and agreements representing such shares and includes any securities or other interests, howsoever evidenced or denominated, received by the Pledgor in exchange for or as a dividend or distribution on or otherwise received in respect of such shares.

“Proceeds” means “proceeds” as such term is defined in Section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Warrant Shares, collections thereon or distributions with respect thereto.

“Secured Obligations” has the meaning set forth in Section 3.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

“Warrant Agreement” means that certain Warrant, dated December 4, 2015, among JSW, the Pledgor and the Issuer entitling Pledgor to purchase from JSW 16,400,000 Class A Common Shares of the Issuer pursuant to terms of such Warrant.

2.                  Pledge. The Pledgor hereby pledges, assigns and grants to the Secured Party, and hereby creates a continuing first priority lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”):

(a)                the Pledged Warrant Shares and any ancillary rights in respect of the Pledged Warrant Shares set forth in the Warrant Agreement; and

(b)               all Proceeds and products of the foregoing.

3.	Secured Obligations. The Collateral secures the due and prompt payment and performance of:

(a)                the obligations of the Pledgor from time to time arising under the Note, this Agreement or otherwise with respect to the due and prompt payment of (i) the principal of and premium, if any, and interest on the Loans (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Pledgor under or in respect of the Note and this Agreement; and

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(b)               all other covenants, duties, debts, obligations and liabilities of any kind of the Pledgor under or in respect of the Note, this Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in Section 3 being herein collectively called the “Secured Obligations”).

4.	Perfection of Pledge.

(a)                The Pledgor shall, from time to time, as may be required by the Secured Party with respect to all Collateral, take all reasonable actions as may be requested by the Secured Party to perfect the security interest of the Secured Party in the Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgor.

(b)               The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, without the signature of the Pledgor where permitted by law. The Pledgor agrees to provide all information required by the Secured Party pursuant to this Section promptly to the Secured Party upon request.

5.	Representations and Warranties of the Pledgor. The Pledgor represents and warrants as follows:

(a)                It has the requisite power and authority to perform its obligations and to enforce its rights under the Warrant Agreement.

(b)               All information set forth in Schedule 1 relating to the Pledged Warrant Shares is accurate and complete. The Pledged Warrant Shares are presently uncertificated.

(c)                At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Pledgor will be the sole, direct, legal and beneficial owner of the Collateral, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement.

(d)               The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.

(e)                It has full power, authority and legal right to borrow the Loans and pledge the Collateral pursuant to this Agreement.

(f)                Each of this Agreement and the Note has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

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(g)               No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other entity is required for the borrowing of the Loans and the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution and delivery of the Note and this Agreement by the Pledgor or the performance by the Pledgor of its obligations thereunder.

(h)               The execution and delivery of the Note and this Agreement by the Pledgor and the performance by the Pledgor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Pledgor or any of its property, or the organizational or governing documents of the Pledgor or any agreement or instrument to which the Pledgor is party or by which it or its property is bound.

6.	Representations and Warranties of JSW. JSW represents and warrants as follows:

(a)                The Pledged Warrant Shares have been duly authorized and validly issued, and are fully paid and non assessable and are subject to no options to purchase or similar rights, except as provided in the Warrant Agreement or as set forth in the Limited Liability Company Agreement of Issuer, as amended to date

7.	Further Assurances.

(a)                The Pledgor shall, at its own cost and expense, defend its rights to the Collateral and the first priority lien and security interest of the Secured Party therein against the claim of any person claiming against or through the Pledgor such person’s rights to the Collateral and shall maintain and preserve such perfected first priority security interest for so long as this Agreement shall remain in effect. Without limiting the generality of the foregoing and subject to Section 7(b), the Pledgor shall promptly notify Secured Party in the event the Pledged Warrant Shares become certificated.

(b)               JSW shall, at the cost and expense of the Pledgor, defend his title to the Pledged Warrant Shares against the claim of any person claiming against or through JSW such person’s title to the Pledged Warrant Shares for so long as this Agreement shall remain in effect. JSW shall promptly notify Pledgor in the event the Pledged Warrant Shares become certificated.

(c)                The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

(d)               JSW agrees that at any time and from time to time, at the expense of the Pledgor, JSW will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

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(e)                The Pledgor will not, without providing at least 30 days’ prior written notice to the Secured Party, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. The Pledgor will, prior to any change described in the preceding sentence, take all actions reasonably requested by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

8.                  Transfers and Other Liens.

(a)                The Pledgor agrees that it will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein except as expressly provided for herein or with the prior written consent of the Secured Party.

(b)               JSW agrees that it will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Pledged Warrant Shares or any interest therein except as expressly provided for herein or with the prior written consent of the Secured Party.

9.                  Secured Party Appointed Attorney-in-Fact. The Pledgor hereby appoints the Secured Party the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time during the continuance of an Event of Default in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to enforce Pledgor’s rights under the Warrant Agreement. Such appointment, being coupled with an interest, shall be irrevocable. The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

10.              Secured Party May Perform. If the Pledgor fails to perform any of its obligations contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor; provided that the Secured Party shall not be required to perform or discharge any obligation of the Pledgor.

11.              Reasonable Care. The Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve the Pledgor from the performance of any obligation on the Pledgor’s part to be performed or observed in respect of any of the Collateral.

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12.	Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)                The Secured Party may, without any other notice to or demand upon the Pledgor, assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Pledged Warrant Shares; provided that such actions are permitted under the Warrant Agreement. If notice prior to disposition of the Pledged Warrant Shares or any portion thereof is necessary under applicable law, written notice mailed to the Pledgor at its notice address as provided in Section 15 hereof ten (10) days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Pledged Warrant Shares is made in a commercially reasonable manner, the Secured Party may sell such Pledged Warrant Shares on such terms and to such purchaser(s) as the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law; provided that such actions are permitted under the Warrant Agreement. Without precluding any other methods of sale, the sale of the Pledged Warrant Shares or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property and in conformity with any obligations imposed on the Secured Party under the Warrant Agreement. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. At any such sale, unless prohibited by applicable law, the Secured Party or any custodian may bid for and purchase all or any part of the Pledged Warrant Shares so sold free from any such right or equity of redemption. Neither the Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Pledged Warrant Shares or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto.

(b)               JSW shall, upon notice by the Secured Party of the Secured Party’s exercise of its right to purchase the Pledged Warrant Shares pursuant to this Agreement and the terms of the Warrant Agreement, perform its obligations to consummate the sale of the Pledged Warrant Shares to the Secured Party in the same manner in which it would have consummated such sale with the Pledgor.

(c)                Any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Warrant Shares shall be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Pledged Warrant Shares or in any way relating to the Collateral or the rights of the Secured Party hereunder, including reasonable attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash Proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus. The Pledgor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Pledged Warrant Shares are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

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(d)               If the Secured Party shall determine to exercise its rights to sell all or any of the Pledged Warrant Shares pursuant to this Section, the Pledgor agrees that, upon request of the Secured Party, the Pledgor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Pledged Warrant Shares or any part thereof valid and binding and in compliance with applicable law.

13.              No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 14), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

14.              Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Pledgor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and the Pledgor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

15.              Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Note, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

16.              Continuing Security Interest; Further Actions. This Agreement shall create a continuing first priority lien and security interest in the Collateral and shall (a) subject to Section 18, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns; provided that the Pledgor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party. Without limiting the generality of the foregoing clause (c), any assignee of the Secured Party’s interest in any agreement or document which includes all or any of the Secured Obligations shall, upon assignment, in accordance with Section 11.8 of the Note, become vested with all the benefits granted to the Secured Party herein with respect to such Secured Obligations.

17.              Termination; Release. On the date on which all Loans and other Secured Obligations have been paid and performed in full, the Secured Party will, at the request and sole expense of the Pledgor, (a) duly assign, transfer and deliver to or at the direction of the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

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18.              GOVERNING LAW. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York. The other provisions of Sections 11.9 and 11.10 of the Note are incorporated herein, mutatis mutandis, as if a part hereof.

19.              Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement constitutes the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WALKER INNOVATION INC., as Pledgor

By:  /s/ Kara Jenny

Chief Financial Officer

2 High Ridge Park

Stamford, CT 06905

with a copy to:

General Counsel

2 High Ridge Park

Stamford, CT 06905

WALKER DIGITAL, LLC, as Secured Party

By:  /s/ Jay S. Walker

Chairman

Jay S. Walker

2 High Ridge Park

Stamford, CT 06905

Tel: (203) 461-7111

Email: spectacle124@gmail.com

with a copy to:

Harry E. Peden III

Whitman Breed Abbott & Morgan LLC

500 West Putnam Avenue

Greenwich, CT 06830

E-mail: hpeden@wbamct.com

SIGNATURE PAGE TO

PLEDGE AGREEMENT

ACKNOWLEDGED AND AGREED:

/s/ Jay S. Walker

Jay S. Walker

Jay S. Walker

2 High Ridge Park

Stamford, CT 06905

Tel: (203) 461-7111

Email: spectacle124@gmail.com

with a copy to:

Harry Peden

Whitman Breed Abbott & Morgan LLC

500 W. Putnam Avenue

Greenwich, CT 06830

Tel: (203) 862-2470

Email: hpeden@wbamct.com

Upside Commerce Group, LLC (f/k/a Flexible Travel Company, LLC)

By: /s/ Jay S. Walker

Jay S. Walker, Chairman

Upside Commerce Group, LLC

Jay S. Walker. Chairman

2 High Ridge Park

Stamford, CT 06905

Tel: (203) 461-7111

Email: spectacle124@gmail.com

with a copy to:

Harry Peden

Whitman Breed Abbott & Morgan LLC

500 W. Putnam Avenue

Greenwich, CT 06830

Tel: (203) 862-2470

Email: hpeden@wbamct.com

SIGNATURE PAGE TO

PLEDGE AGREEMENT

THE SCHEDULE

PLEDGED WARRANT SHARES

3,280,000 Class A Common Shares of Issuer.